Exhibit 99.1 JELD-WEN Announces Change in Late Exchange Consideration in Exchange Offer and Consent Solicitation for Outstanding 4.875% Senior Notes due 2027 CHARLOTTE, N.C., Nov. 12, 2026 – JELD-WEN Holding, Inc. (NYSE: JELD) (“JELD-WEN” or the “Company”) today announced a change to the Late Exchange Consideration in the previously announced offer by JELD-WEN, Inc. (the “Issuer”) to (x) all Eligible Holders (as defined herein) of the Issuer’s outstanding 4.875% Senior Notes due 2027 (the “Old Notes”) to exchange (the “Exchange Offer”) any and all of the Old Notes for new first lien senior secured notes due 2031 (the “New Notes”) and the related solicitation of consents to certain proposed amendments to the indenture governing the Old Notes (the “Consent Solicitation”), and (y) participants in the Exchange Offer to elect to purchase their applicable Pro Rata Portion of up to $410.2 million in aggregate principal amount of the New Notes (the “New Money Offer”), in each case, on the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated October 28, 2026 (as supplemented or otherwise modified from time to time, the “Offering Memorandum”). Capitalized terms used herein but not defined herein have the meanings assigned in the Offering Memorandum. The Issuer is changing the Late Exchange Consideration (as defined in the Offering Memorandum) available to Eligible Holders who validly tender (and do not validly withdraw) Old Notes after 5:00 p.m., New York City time, on November 10, 2026 (the “Early Exchange Time”) and at or prior to the Expiration Time (as defined in the Offering Memorandum). The Late Exchange Consideration will now be the same as the Lower Early Exchange Consideration (as defined in the Offering Memorandum), such that Eligible Holders who validly tender their Old Notes after the Early Exchange Time and at or prior to the Expiration Time will receive the same consideration as Non-New Money Participants who validly tendered (and have not validly withdrawn) Old Notes at or prior to the Early Exchange Time, as further set forth in the Offering Memorandum. Any Eligible Holder (other than a Backstop-New Money Participant) who either (i) did not subscribe for all of its Pro Rata Portion of the New Money Offer or (ii) did not fund such portion by the Funding Date (or, with respect to a Backstop Party, does not fund such portion by the Backstop Funding Date) will only be entitled to receive $930 in principal amount of New Notes per $1,000 in principal amount of Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Exchange Time in the Exchange Offer. As described in the Offering Memorandum, each Backstop Party is obligated to fund the New Notes as part of the New Money Offer, including the Shortfall, by the Backstop Funding Date communicated in the Backstop Funding Notice at least four (4) business days prior to the Backstop Funding Date. The consummation of the Exchange Offer, the Consent Solicitation and the New Money First Lien Notes Issuance is subject to, and conditioned upon, the satisfaction or waiver by the Issuer of the Financing Conditions and the General Conditions. The Exchange Offer is being made, and the New Notes are being offered and issued (i) in the United States, to holders of Old Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A promulgated under the U.S. Securities Act of 1933, as amended (the “Securities Act”)) and (ii) outside the United States, to holders of Old Notes who are persons other than U.S. persons in reliance upon Regulation S promulgated under the Securities Act (such holders in clauses (i) and (ii) collectively, the “Eligible Holders”). Only holders of Old Notes who certify that they are Eligible Holders are authorized to participate in the Exchange Offer, the New Money Offer and the Consent Solicitation.

2 Eligible Holders of the Old Notes are urged to carefully read the entire Offering Memorandum, including the information presented under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” and the documents incorporated by reference into the Offering Memorandum, including the Company’s audited consolidated financial statements (and the accompanying notes thereto) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s unaudited condensed consolidated financial statements (and the accompanying notes thereto) included in the Company’s Quarterly Reports on Form 10-Q, in each case, as filed with the U.S. Securities and Exchange Commission (the “SEC”), before making any decision with respect to the New Money Offer, the Exchange Offer or the Consent Solicitation. None of the Company, the Issuer, Kroll Issuer Services (US), in its capacity as exchange agent (the “Exchange Agent”) and as information agent (the “Information Agent”), the trustees and notes collateral agent, as applicable, under the indentures governing the Old Notes and the New Notes, or any of their respective affiliates, makes any recommendation as to whether Eligible Holders of Old Notes should participate in the New Money Offer, tender their Old Notes pursuant to the Exchange Offer or deliver Consents pursuant to the Consent Solicitation. Each Eligible Holder must make its own decision as to whether to participate in the New Money Offer and whether to tender its Old Notes and to deliver Consents and, if so, the principal amount of Old Notes as to which action is to be taken. The Exchange Offer, the New Money Offer, the New Notes and related guarantees have not been registered under the Securities Act or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act), except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any other applicable securities laws. Questions concerning the Exchange Offer, the New Money Offer and the Consent Solicitation may be directed to the Exchange Agent and the Information Agent, in accordance with the contact details shown on the back cover of the Offering Memorandum. About JELD-WEN Holding, Inc. JELD-WEN Holding, Inc. (NYSE: JELD) is a leading global designer, manufacturer and distributor of high-performance interior and exterior doors, windows, and related building products serving the new construction and repair and remodeling sectors. Based in Charlotte, North Carolina, JELD-WEN operates facilities in 14 countries in North America and Europe and employs approximately 13,900 associates dedicated to bringing beauty and security to the spaces that touch our lives. The JELD-WEN family of brands includes JELD- WEN® worldwide, LaCantina® and VPI™ in North America, and Swedoor® and DANA® in Europe. For more information, visit corporate.JELD-WEN.com or follow us on LinkedIn. Investor Relations Contact: James Armstrong Vice President, Investor Relations 704-378-5731 jarmstrong@jeldwen.com Media Contact: JELD-WEN Holding, Inc. Sarah Bruner Senior Director, Enterprise Communications

3 980-403-4459 SBruner@jeldwen.com Forward-Looking Statements This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are generally identified by our use of forward-looking terminology, including the terms "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "seek," or "should," and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts are forward-looking statements, including statements about the consummation of the Exchange Offer and Consent Solicitation and the Transactions and the expected benefits therefrom, our business strategies and ability to execute on our plans, market potential, future financial performance and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events, all of which involve risks and uncertainties that could cause actual results to differ materially. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Such factors include, but are not limited to, our ability to consummate the Transactions; our ability to execute and realize the expected benefits of the Transactions; the impact of the Transactions on the market price of our securities; litigation, including the outcome of any legal proceedings that may be instituted against us or others relating to the Transactions; diversion of management's attention away from our business on account of the Transactions; our ability to raise additional capital in the future; the risk that an insufficient number of eligible participants participate in the Transactions; our ability to obtain the support and consent of the lenders under our asset-based revolving credit facility to participate in the Transactions; if the Transactions are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to us on acceptable terms, or at all, which in turn may impact our ability to continue as a going concern; the adverse impact of failing to consummate the Transactions or otherwise deleveraging on our financial condition, business prospects and the market price of our securities; and the factors disclosed in our filings with the SEC from time to time, including, without limitation, those factors described in our Annual Report on Form 10-K for the year ended December 31, 2025 and the Quarterly Reports on Form 10-Q filed in 2026. The forward-looking statements included in this release are made as of the date hereof, and we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law. No Offer or Solicitation This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this press release is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Source: JELD-WEN Holding, Inc.